UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2012
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Energy Transfer Partners, L.P. ("ETP") filed a Current Report on Form 8-K on April 30, 2012 to announce that ETP and Sunoco, Inc. ("Sunoco") have entered into a definitive merger agreement pursuant to which ETP will acquire Sunoco. ETP also filed a Current Report on Form 8-K on June 18, 2012 to announce that Energy Transfer Equity, L.P. ("ETE") plans to drop down its interest in Southern Union Company ("Southern Union") into an ETP-controlled entity, which will also include assets to be acquired in the recently announced merger between Sunoco and ETP.
Exhibit 99.1 to this Current Report on Form 8-K presents the following unaudited pro forma condensed consolidated financial information, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2012;

•	Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2012;

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011; and

•	Notes to unaudited pro forma condensed consolidated financial statements.
Exhibits 99.2 and 99.4 include the historical financial statements of Southern Union and Sunoco, respectively, for the three months ended March 31, 2012 and 2011. The historical financial statements of Southern Union and Sunoco for the years ended December 31, 2011, 2010 and 2009 are incorporated by reference into exhibits 99.3 and 99.5, respectively.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of Ernst & Young LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Southern Union Company and Subsidiaries Condensed Consolidated Financial Statements for the Three Months Ended March 31, 2012 and 2011
99.3
Southern Union Company and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.2 to Form 8-K filed by Energy Transfer Equity, L.P. on June 6, 2012)

99.4	Sunoco, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Three Months Ended March 31, 2012 and 2011
99.5
Sunoco, Inc. and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.3 to Form 8-K filed by Sunoco, Inc. on June 22, 2012)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.
	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.
its general partner

Date: June 22, 2012	/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of Ernst & Young LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Southern Union Company and Subsidiaries Condensed Consolidated Financial Statements for the Three Months Ended March 31, 2012 and 2011
99.3
Southern Union Company and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.2 to Form 8-K filed by Energy Transfer Equity, L.P. on June 6, 2012)

99.4	Sunoco, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Three Months Ended March 31, 2012 and 2011
99.5
Sunoco, Inc. and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.3 to Form 8-K filed by Sunoco, Inc. on June 22, 2012)